UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2022

System1, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39331	98-1531250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4235 Redwood Avenue Marina Del Rey, California	90066
(Address of principal executive offices)	(Zip Code)

(310) 924-6037

(Registrant’s telephone number, including area code)

Trebia Acquisition Corp.

41 Madison Avenue, Suite 2020

New York, NY 10010

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common stock, $0.0001 par value per share	SST	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A common stock share at an exercise price of $11.50 per share	SST.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “System1” and the “Company” refer to System1, Inc., a Delaware corporation (f/k/a Trebia Acquisition Corp., a Cayman Islands exempted company), and its consolidated subsidiaries following the closing of the Business Combination. Unless the context otherwise requires, references to “Trebia” refer to Trebia Acquisition Corp., prior to the closing of the Business Combination (“Trebia”). All references herein to the “Board” refer to the board of directors of the Company.

The Company is filing this Form 8-K/A (this “Amendment”) to amend its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission (the “SEC”) on February 2, 2022 (the “Original Form 8-K”) by amending and restating the “Security Ownership of Certain Beneficial Owners and Management” table previously set forth in Item 2.01 of the Original Form 8-K. Except as expressly set forth herein, this Amendment does not amend, modify or update the disclosures contained in the Original Form 8-K. Terms used in this Amendment but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Original Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets.

FORM 10 INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of all classes of Common Stock following the consummation of the Business Combination by:

•	each person who is known to be the beneficial owner of more than 5% of all outstanding Common Stock;

•	each of System1’s current named executive officers and directors; and

•	all current executive officers and directors of System1 as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Unless otherwise indicated, the address of each individual below is 4235 Redwood Avenue, Marina Del Rey, CA 90066.

Unless otherwise indicated, System1 believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

Name and Address of Beneficial Owner	System1 Class A Shares(10)(11)		System1 Class C Shares	System1 Class D Shares(12)	Percentage of Total Voting Power
Executive Officers and Directors
Michael Blend(1)	17,993,464		9,661,330	—	17.25%
Tridivesh Kidambi(2)	2,048,371		1,397,706	—	1.97%
Paul Filsinger	875,900		540,868	—	*
Brian Coppola	303,055		225,969	—	*
Jen Robinson	4,074		—	—	—
Daniel Weinrot	98,106		59,642	—	*
Beth Sestanovich	267,436		208,595	—	*
Jennifer Prince	—		—	—	—
William P. Foley, II(3)	8,471,372		—	833,750	7.81%
Moujan Kazerani(4)	—		—	—	—
Christopher Phillips(5)	29,150,499		—		27.96%
Dexter Fowler	—		—		—
Frank R. Martire, Jr.(6)	5,261,449		—	616,250	4.95%
Caroline Horn	—		—	—	—
All Directors and Officers	64,473,725		12,094,110	1,450,000	57.54%
Greater Than 5% Holders
Trasimene Trebia, LP(3)	8,471,372		—	833,750	7.81%
Cannae Holdings, LLC(7)	27,181,770	**	—	—	26.19%
JDI & AFH Limited	28,650,499		—	—	27.61%
Just Develop It Limited(8)	20,508,184		—	—	19.67%
Lone Star Friends Trust(9)	14,840,169		7,945,580	—	14.23%

Notes:

*	less than one percent.
**	excludes an approximately 26% partnership interest in the Trasimene Sponsor held by an affiliate of Cannae Holdings.
(1)

The shares reported above are held in the names of: (a) the Dante Jacob Blend Trust of 2017, (b) the Nola Delfina Rose Blend Trust of 2017, (c) the Blend Family Foundation, (d) Lone Star Friends Trust (including shares received upon a distribution from Lone Investment Holdings LLC) ((a), (b), (c) and (d) collectively, the “Blend Family Trusts”), and (e) OpenMail2 LLC. Michael Blend has no voting or dispositive power over the shares held in the Blend Family Trusts, and disclaims any beneficial ownership except to the extent of Mr. Blend’s pecuniary interest therein, if any. Each of the Blend Family Trusts is controlled by a close family relative of Michael Blend. OpenMail2 LLC is jointly controlled by Michael Blend, Charles Ursini and Tridivesh Kidambi as the members of the board of managers thereof, and may be deemed to control the voting and dispositive power over the shares held by OpenMail2 LLC. Mr. Blend disclaims beneficial ownership in the shares held by OpenMail2 LLC except to the extent of Mr. Blend’s contingent pecuniary interest therein, if any. The shares reported above includes the exercise of 535,000 warrants, each exercisable for a share of Class A Common Stock at a price of $11.50 per share. The shares reported above excludes: (i) Mr. Blend’s pecuniary interest in Just Develop It Limited and (ii) the 725,000 shares of System1 Class A Common Stock underlying the RSUs issued to Michael Blend in connection with the RSU Issuances which are subject to vesting conditions—see the section titled “Shareholder Proposal No. 2—The NYSE Proposal—Summary of the RSU Issuances” in the Proxy Statement/Prospectus beginning on page 165.

(2)

The shares reported above are held in the names of: (a) Tridivesh Kidambi and (b) OpenMail2 LLC, which is jointly controlled by Michael Blend, Charles Ursini and Tridivesh Kidambi as the members of the board of managers thereof. As a result of such position, Mr. Kidambi may be deemed to have voting and dispositive power over the shares hold by OpenMail2 LLC. Mr. Kidambi disclaims any beneficial ownership over such shares, except to the extent of Mr. Kidambi’s pecuniary interest therein, if any. The shares reported includes the exercise of 15,000 warrants, each exercisable for a share of Class A Common Stock at a price of $11.50 per share.

(3)

Reflects 3,737,205 shares of System1 Class A Common Stock and 4,734,167 shares of System1 Class A Common Stock issuable upon the exercise of 4,734,167 warrants indirectly held by Trasimene Trebia, LLC, which is the sole general partner of Trasimene Trebia, LP. Trasimene Trebia, LLC has sole voting and dispositive power over the shares of System1 Class A Common Stock owned by Trasimene Trebia, LP. William P. Foley, II is the sole member of Trasimene Trebia, LLC, and therefore may be deemed to beneficially own the 3,737,205 shares of System1 Class A Common Stock and 4,734,167 warrants, and ultimately exercises voting and dispositive power over such shares held by Trasimene Trebia, LP. Mr. Foley disclaims beneficial ownership of these shares except to the extent of any pecuniary interest therein. The address of Trasimene Trebia, LLC is 1701 Village Center Circle, Las Vegas, NV 89134.

(4)

Excludes shares held by Carbon Investments, LLC, of which Ms. Kazerani is a member and officer. Ms. Kazerani disclaims beneficial ownership of the shares except to the extent of her pecuniary interest therein, if any.

(5)

The shares reported above are held in the names of: (a) JDI & AFH Limited (“JDI & AFH”) and (b) Just Develop It Limited (“JDIL”). Christopher Phillips is a director and holds the majority interest in each of JDI & AFH and JDIL and has voting and dispositive power over the shares held by them. The shares reported above includes the exercise of 500,000 warrants, each exercisable for a share of Class A Common Stock at a price of $11.50 per share, held by JDIL. The shares reported above excludes the 725,000 shares of System1 Class A Common Stock underlying the RSUs issued to Just Develop It Limited in connection with the RSU Issuances which are subject to vesting conditions—see the section titled “Shareholder Proposal No. 2—The NYSE Proposal—Summary of the RSU Issuances” in the Proxy Statement/Prospectus beginning on page 165.

(6)

Reflects 2,762,282 shares of System1 Class A Common Stock and 2,499,167 shares of System1 Class A Common Stock issuable upon the exercise of 2,499,167 warrants indirectly held by Bridgeport Partners GP LLC, which is the sole general partner of BGPT Trebia LP. Bridgeport Partners GP LLC has sole voting and dispositive power over the shares of System1 Class A Common Stock owned by BGPT Trebia LP. Frank R. Martire Jr. and Frank R. Martire III are the only members of Bridgeport Partners GP LLC, and therefore may be deemed to beneficially own the 2,762,282 shares of System1 Class A Common Stock and 2,499,167 warrants, and ultimately exercise voting and dispositive power over such shares held by BGPT Trebia LP. Messrs. Martire and Martire disclaim beneficial ownership of these shares except to the extent of any pecuniary interest therein. The address of Bridgeport Partners GP LLC is 41 Madison Avenue, Suite 2020, New York, NY 10010.

(7)

Reflects 27,181,770 shares of Class A Common Stock directly held by Cannae Holdings, LLC. Mr. William P. Foley, II has served as the Chairman of Cannae Holdings, Inc. since July 2017. Cannae Holdings, Inc. controls Cannae Holdings, LLC. The address for Cannae Holdings, LLC is 1701 Village Center Circle, Las Vegas, NV 89134.

(8)	Christopher Phillips has voting and dispositive power over the shares held by Just Develop It Limited.

(9)

Michael Blend and his family members are beneficiaries of the Lone Star Friends Trust. Lone Star Friends Trust is controlled by a close family relative of Michael Blend. Includes 3,086,790 shares held by Lone Investment Holding, of which Lone Star Friends Trust holds voting and dispositive power over such shares. Mr. Blend disclaims beneficial ownership in the shares held by Lone Star Friends Trust except to the extent of Mr. Blend’s contingent pecuniary interest therein, if any.

(10)

The shares reported above includes: (a) shares of System1 Class A Common Stock and (b) shares of System1 Class A Common Stock which may be issued pursuant to the exchange of S1 Holdco Class B Units at any time at the election of the holder thereof.

(11)

The shares reported above excludes System1 RSUs which System1 has agreed to grant pursuant to the terms of the Business Combination Agreement in respect of all Old System1 Unvested Value Creation Units outstanding as of the closing.

(12)

The shares of System1 Class D Common Stock (representing earnout shares issued to Trasimene Trebia, LP and BGPT Trebia LP) are non-voting and do not confer economic rights other than the accrual of certain dividends. System1 Class D Common Stock will automatically convert into System1 Class A Common Stock on a one-for-one basis if, following the Closing, the VWAP of System1 Class A Common Stock equals or exceeds $12.50 per share (adjusted for share splits, share capitalizations, reorganizations, recapitalizations and the like) for any twenty (20) trading days within a period of thirty (30) consecutive trading days before the fifth anniversary of the Closing (“System1 Class D Conversion Event”). If the System1 Class D Conversion Event has not occurred by the fifth anniversary of the Closing, all outstanding shares of System1 Class D Common Stock will automatically be forfeited to System1 and canceled for no consideration therefor, including any dividends or dividend catch-up payments owed in respect thereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

System1, Inc.

Date: February 3, 2022	By:	/s/ Daniel Weinrot
	Name:	Daniel Weinrot
	Title:	General Counsel & Corporate Secretary